 Alliance DataMorgan Stanley US Financials, Payments, & CRE Conference  June 15, 2021  © 2021 ADS Alliance Data Systems, Inc.  Exhibit 99.2

 This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as "believe," "expect," "anticipate," "estimate," "intend," "project," "plan," "likely," "may," "should" or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, initiation or completion of strategic initiatives including the proposed spinoff of our LoyaltyOne segment, future dividend declarations, and future economic conditions, including, but not limited to, fluctuation in currency exchange rates, market conditions and COVID-19 impacts related to relief measures for impacted borrowers and depositors, labor shortages due to quarantine, reduction in demand from clients, supply chain disruption for our reward suppliers and disruptions in the airline or travel industries.We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.  Forward-Looking Statements  2

 Offer broad product suite focused on customer's choice  1  Provide full-spectrum lending capabilities to drive sales  2  Enhance capabilities with an emphasis on digital  3  Drive sustainable, repeatable, profitable growth   4  Go-Forward Strategy  3

Strategic Initiatives

Focused investment to drive sustainable long-term shareholder value

Technology Innovation

Product Diversification & Development

Digital Advancement

Data Science & Analytics

Key Foundational Elements

Proactive Risk Management

Prudent Balance Sheet Management

Disciplined Expense Management

© 2021 ADS Alliance Data Systems, Inc.
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 2021 Update  Sales at inflection point for receivable growth  Continued ramp up of investments  2Q21 net loss rate in the low-5% range  5

 Card Services Performance Highlights  6  Improvement in credit sales performance versus 2019 aligns with increasing consumer confidence  Credit sales performance continues to improve and stabilize The majority of the credit sales performance improvement can be attributed to in-store sales, which have benefitted from increased consumer confidence and mobility*Online sales remain strong as omnichannel shopping continues  * Mobility is based on time spent away from home, estimated using cellphone location data from Google users who have enabled the Location History setting.** Consumer confidence is sourced from https://tradingeconomics.com/united-states/consumer-confidence

Bread Business Models

Leading technology and white-labeled pay-over-time solutions

	Direct Acquisition	Distribution	Technology Platform
Merchant Acquirer	Bread | AllianceData.	fiserv.	RBC
Network / Platform (Always Bread)	Bread	Bread	Bread
Issuer / Loan Originator (Owns consumer relationship)	AllianceData.	AllianceData.	RBC
Value Pools	Merchant fees Finance charges	Merchant fees Finance charges	Gateway fees Servicing fees

© 2021 ADS Alliance Data Systems, Inc.
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